UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 11, 2009

OBN HOLDINGS, INCORPORATED
(Exact name of registrant as specified in its charter)

NEVADA	333-108300	81-0592921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8275 South Eastern Avenue, Suite 200, Las Vegas, Nevada
(Address of principal executive offices)

89123
(Zip Code)

(702) 938-0467
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events

On February 11, 2009, OBN Holdings, Incorporated (“OBN”) issued a press release announcing the formation of OBN Holdings Japan Co., Ltd.  The company is a wholly owned subsidiary of OBN Holdings, Incorporated. The press release is attached as Exhibit 99.1 to this Current Report is incorporated herein by this reference.

Item 9.01.     Financial Statements and Exhibits.

99.1 OBN Holdings, Incorporated press release, dated February 11, 2009.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OBN HOLDINGS, INCORPORATED
(Registrant)

Date:	March 4, 2009	/s/ Roger Neal Smith
Roger Neal Smith
President and CEO